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THIS AGREEMENT made as of the 29th day of January, 1999.


BETWEEN:

                XITE JEWELRY.COM INC., a corporation incorporated pursuant to the laws of the Province of Ontario,

                                             (hereinafter called the "Assignee")
                                                               OF THE FIRST PART


                                     - and -


                DG JEWELRY INC., a corporation incorporated pursuant to the laws of the Province of Ontario,

                                             (hereinafter called the "Assignor")
                                                              OF THE SECOND PART


         WHEREAS Assignor wishes to transfer and assign to Assignee and Assignee wishes to acquire from Assignor all of Assignor's right, title and interest in and to: (1) the domain names "xitejewelry.com" and "xitejewelry.net" (the "Domain Names"); (2) any and all code used in connection with the operation or proper functioning of the web-site located at the internet address (the "Web Site"), including but not limited to, any and all HyperText Markup Language, computer programming/formatting code, images, files necessary to make image maps function and any server code written in respect or related to the forms, buttons, check-boxes and other similar items (the "Code"); (3) all software utilized in respect of the creation, maintenance or operation of the Web Site (the "Ancillary Software"); (4) all third party contracts which relate to the Code and any third party contracts which relate to the operation, maintenance or hosting of the Domain Names and/or the Web Site including any agreements with any internet service providers, purchase transaction facilitators or Web Site traffic or hit tracking services, including but not limited to, any agreements with Webtrends Corporation, Cybercash Inc. and Paymentech Inc. (the "Ancillary Contracts"); (5) all intellectual property associated wit the Web Site and Domain Name (the "Intellectual Property") and (6) any documentation relating to the Code and the Domain Names, (the Domain Names, Web Site, Code, Ancillary Software, Ancillary Contracts and Intellectual Property are hereinafter collectively referred to as the "Assigned Assets");

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the promises and the mutual covenants hereinafter contained the receipt of which and sufficiency whereof is hereby acknowledged, the parties hereto covenant and agree as follows:

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1.       Assignor hereby transfers and assigns to Assignee and Assignee hereby acquires the Assigned Assets from Assignor upon the terms herein set forth.

2. The Assignee and the Assignor acknowledge and agree that the purchase price (the "Purchase Price") for the Assigned Assets shall be Five Dollars ($5.00) which the Assignee has delivered to the Assignor concurrently with the execution of this agreement.

3.       Assignee represents and warrants to the Assignor as follows:

         (a) It has been duly incorporated under the laws of the Province of Ontario and is a validly subsisting corporation;

         (b) It has full authority to enter into and carry out the provisions of this Agreement; and

         (c) It is not a "non-Canadian" for the purposes of the Investment Canada Act.

4.       Assignor represents and warrants to the Assignee as follows:

         (a) It has been duly incorporated under the laws of the Province of Ontario and is a validly subsisting corporation;

         (b) It has full authority to enter into and carry out the provisions of this Agreement;

         (c) It has not previously assigned the Assigned Assets to any other party or parties;

         (d) It has taken all necessary steps to transfer the Assigned Assets to Assignee in such manner as may be reasonably required by Assignee and other than as may be stated above, the Assigned Assets are transferred and assigned on an `as is, where is' basis; and

         (e) It is neither a "non-resident" for the purposes of the Act nor a "non-Canadian" for the purposes of the Investment Canada Act.

5. All representations, warranties and covenants contained in this agreement shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated herein.

6. Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

7.       Time shall be of the essence of this Agreement.

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8.       This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

10. No modification of or amendment to this agreement shall be valid and binding unless set forth in writing duly executed by the parties hereto.

11.      All dollar amounts referred to in this Agreement are in Canadian funds.

         IN WITNESS WHEREOF the parties hereto have executed this agreement.


                                 XITE JEWELRY.COM INC.


                                 Per:_______________________________
                                 Name:    Daniel Berkovits
                                 Title:   President
                                 I/we have authority to bind the Corporation.

                                 DG JEWELRY INC.


                                 Per:_______________________________
                                 Name:    Jack Berkovits
                                 Title:   President
                                 I/we have authority to bind the Corporation.

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